SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: March 22, 2018

Actua Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087

(Address of Principal Executive Offices)     (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on September 23, 2017, Actua Corporation (the “Company”) and Actua Holdings, Inc. (“Actua Holdings”) entered into a definitive purchase agreement with Bolt Holdings LLC (f/k/a Arsenal Acquisition Holdings, LLC) (“Bolt Holdings”) and Velocity Holdco III Inc. (f/k/a Arsenal Buyer Inc.) (the “Buyer”), an affiliate of CVC Growth Fund (such agreement, the “Purchase Agreement”), pursuant to which the Buyer acquired the Company’s interests in VelocityEHS Holdings, Inc. and BOLT Solutions Inc. (“Bolt”) on December 12, 2017.

Under the Purchase Agreement, if a sale of Bolt meeting certain requirements occurs pursuant to a definitive agreement executed prior to the Bolt Sale Deadline (as defined in the Purchase Agreement) (any such sale, a “Bolt Sale”), Actua Holdings would be entitled to receive a portion of the net proceeds paid to the Buyer or its affiliates in that sale, subject to certain adjustments. The Bolt Sale Deadline was initially fixed at March 23, 2018, subject to extension to April 22, 2018 under certain limited exceptions.

On March 22, 2018, the Company and Actua Holdings entered into an agreement with the Buyer and Bolt Holdings (the “Amendment”) to amend the Purchase Agreement to extend the Bolt Sale Deadline to March 30, 2018. A copy of the Amendment is filed herewith as Exhibit 10.1 to this Form 8-K, and the summary above is qualified in its entirety by reference to Exhibit 10.1.

Legal Notice Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the risk that a Bolt Sale may not occur before the Bolt Sale Deadline or at all, and such other risks and uncertainties as identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2017, June 30, 2017, and September 30, 2017, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statement contained in this Form 8-K.

Item 9.01.	Entry into a Material Definitive Agreement.

(d) Exhibits

Exhibit No.	Description
10.1	Agreement to Extend Bolt Sale Deadline, dated March 22, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: March 23, 2018	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary